Beneficial Ownership Reporting Compliance

The registrant’s Trustees and certain officers, its investment adviser, certain affiliated persons of the investment adviser, and persons who beneficially own more than 10% of any class of outstanding securities of the registrant are required to file forms reporting their affiliation with the registrant and reports of ownership and changes in ownership of the registrant’s securities with the SEC.   Based on a review of these forms filed electronically with the SEC, the registrant has determined that the following form was filed late: for the fiscal year ended March 31, 2025, Form 4 filed on August 14, 2024 by Alexander Chaloff to report a sale of shares.